Exhibit 99.1

Next Generation Therapeutics for Disorders of Complement Regulation April 2017

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the safety, efficacy and regulatory and clinical progress of our product candidates, including RA101495. All such forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include the risks that Ra Pharma’s product candidates, including RA101495, will not successfully be developed or commercialized; as well as the other factors discussed in the “Risk Factors” section in Ra Pharma’s most recently filed Annual Report on Form 10-K, as well as other risks detailed in Ra Pharma’s subsequent filings with the Securities and Exchange Commission. There can be no assurance that the actual results or developments anticipated by Ra Pharma will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Ra Pharma. All information in this presentation is as of the date of the release, and Ra Pharma undertakes no duty to update this information unless required by law. 2

Overview Focused on complement-mediated diseases  Addressing rare hematologic, renal, neurologic indications, as well as ocular and autoimmune Lead clinical program: RA101495 for paroxysmal nocturnal hemoglobinuria (PNH)  Potent, synthetic macrocyclic peptide inhibitor of complement C5; Distinct binding site vs. eculizumab  Convenient self-administered subcutaneous dosing  Completed Phase 1 safety, PK, and PD study in healthy volunteers –Rapid, sustained, near complete suppression of hemolysis and complement activity  Received orphan drug designation from European Medicines Authority (EMA)  Phase 2: Regulatory clearance from FDA and ex-US agencies, Institutional Review Board (IRB) approvals received, site activation underway, dosing to commence shortly Powerful proprietary drug discovery engine  Enables application to diseases with high unmet medical need and/or for which only mAbs have previously been successful  Delivered orally-available peptides for a non-complement cardiovascular target with a large market opportunity in our collaboration with Merck $117.8 million in cash and cash equivalents as of December 31, 2016  $105.4 million gross proceeds raised in October 2016 initial public offering  3

Leadership Team Doug Treco, PhD Co-Founder, President and CEO Ramin Farzaneh-Far, MD Chief Medical Officer David Lubner EVP, Chief Financial Officer Simon Read, PhD Chief Scientific Officer Alonso Ricardo, PhD SVP, Head of Research Jack W. Szostak, PhD Co-Founder 4

Pipeline


DISCOVERY
PRECLINICAL
PHASE 1
PHASE 2
C5 Inhibition
RA101495 (PNH; SC) (1)
RA101495 (Refractory Myasthenia Gravis; SC) (2)
RA101495 (Lupus Nephritis; SC) (2)
Oral Small Molecule Inhibitor
(PNH, rMG, LN, CNS diseases)
Factor D Inhibition
Dry AMD/GA (intravit.), orphan renal diseases, (SC)
C1 Inhibition
Autoimmune/CNS Diseases
Partnered Program
(Non-Complement target)
Oral macrocyclic peptide
(Cardiovascular target with a large market opportunity)
MERCK

(1) Developing an extended release formulation to allow for potential weekly dosing.
(2) Leveraging preclinical, CMC and Phase 1 data packages to advance RA101495 in rMG and LN.

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Q Ra PhaTTna The Complement Pathway A Target-Rich Opportunity for Leveraging our Proprietary Platform Alternative Pathway Classical Pathway Lectin Pathway Activated by non-self cells Activated by antibody-antigen complexes Activated by pathogen surfaces Cciq··c:1··c -1··1 C3 A:f Factor B C2,C3,C4 -CSa Proinflammatory cytokine C6 PNH: rupture of RBC C5b6 C7,C8,C9 eculizumab BindsCS RA101495 Binds CS & CSb rMG:destruction of neuromuscular junction MAC + LN: inflammation of kidney glomerulus Factor targeted by Ra Pharma product candidates 6 RA101495: Blocks CS cleavage and production of C5a and C5b-Same outcome as eculizumab supports similar clinical efficacy Blocks interaction of C5b with C6 and MAC formation-Unique property May be beneficial in hypercoagulative and inflammatory states, where thrombin and other proteases can cleave CS

Our Extreme Diversity™ Platform 7

mRNA Display Platform:
A New Approach to Building Drug-like Peptide Libraries

Ra Pharma

- **Translation with natural and non-natural amino acids and cyclization to increase stability, potency, cell permeability, and bioavailability**
- **Rapid lead generation capabilities**
- **Utility**
  - Filling unmet needs associated with current monoclonal antibody, biologic, and peptide therapies
  - Ability to distinguish between closely related targets
  - Modulators of the undruggable proteome: Disrupt intracellular protein-protein interactions


Large and diverse library of macrocycle peptide-cDNA fusions
Cyclize to create macrocyclic peptides, convert mRNA to cDNA
Large and diverse library of peptide-mRNA fusions
P
Affinity selection to immobilized target
Translation of mRNA to peptides to create peptide-mRNA fusion
mRNA library with 3' Puromycin (P)
Copy DNA into mRNA and attach puromycin
Macrocyclic peptide-cDNA fusions bound to immobilized target
PCR amplify cDNA to produce large quantities of corresponding DNA
DNA corresponding to selected peptides
Sequence DNA and synthesize peptide candidates
Optimize Hits
Candidate Peptides
Drug Lead

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RA101495 in Paroxysmal Nocturnal Hemoglobinuria (PNH) 9

RA101495: Paroxysmal Nocturnal Hemoglobinuria (PNH)

Ra Pharma

- Rare, chronic, *acquired* hematologic syndrome where red blood cells (RBCs) are destroyed by the complement system
  - ~16,000 patients worldwide
- Results in death of 35% of patients within 5 years and 50% within 10 years of diagnosis
  - Most common cause of mortality is thrombosis


PNH RBCs lack terminal complement inhibitors
C3b accumulates on PNH RBCs
Conversion of C5 to C5b promotes membrane attack complex and lysis

- Only 1 approved therapy: anti-complement C5 monoclonal antibody [eculizumab (Soliris®); Alexion]
  - Biweekly IV infusion
  - Approved for PNH and atypical hemolytic uremic syndrome (aHUS)
  - 2016 revenues: ~$2.8B
- Straightforward clinical endpoints
  - Markers of hemolysis, hemoglobin levels, transfusion requirements
  - Strong correlation between level of hemolysis suppression and clinical benefit

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RA101495: Binds a Site on C5 That is Distinct From Eculizumab RA101495 binds in this region 11  Distinct from eculizumab binding site—allows treatment of patients with R885H/C mutations  Peptides targeting novel druggable sites provide a toolkit for developing true small molecule inhibitors of C5

RA101495:
Clinical Development Overview

- Phase 1, placebo-controlled, single-ascending dose and multiple dose study in healthy volunteers completed 2Q2016
  - Highly predictable PK after single and multiple SC injections, with dose dependent exposure
  - Suppression of (ex vivo) hemolysis and complement activity was rapid, near-complete and sustained
  - Single and repeat doses of RA101495 were well tolerated in healthy volunteers
- Open-label Phase 2 global program in up to 28 patients
  - Naïve patients, patients who are currently treated with eculizumab, and patients who respond inadequately to eculizumab
  - Regulatory clearance and IRB approvals received, site activation underway
  - Dosing to commence shortly; Data readouts planned mid-year and year-end 2017
- Plan to pursue other indications, Refractory Myasthenia Gravis (rMG) and Lupus Nephritis (LN) in parallel



2015
2016
2017
2018
PoC for PD effects
Ph 1 (HV)
Ph 2 (PNH pts)
Planned Ph 2 extension protocol
Planned Ph 2 (MG)
Planned Ph 1b (LN)

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RA101495: Phase 1 Study Single-Ascending Dose Cohorts in Healthy Volunteers Randomized, placebo-controlled, double-blind, safety and dose finding study in healthy volunteers (n=22) 48 hours in-patient monitoring Cohort 1 n=2 RA101495 n=2 Placebo Cohort 2 n=4 RA101495 n=2 Placebo Cohort 3 n=4 RA101495 n=2 Placebo Cohort 4 n=4 RA101495 n=2 Placebo One center: Australia 13 0.4mg/kg 0.2mg/kg 0.1mg/kg 0.05mg/kg Ciprofloxacin prophylaxis Cipro + Neisseria vaccination 4 week follow up to assess safety and collect PK/PD data

RA101495: Pharmacokinetics Predictable, Dose-Dependent Exposure After Single SC Injections Linear relationship observed between Cmax and dose level Approximate terminal half-life across all cohorts is 7 days RA101495 Pharmacokinetics consistent with predicted values from in silico PK model generated using data from non-human primate (NHP) studies    Actual Drug Levels (In Vivo) n=2 (0.05 mg/kg) or 4 (0.1-0.4 mg/kg) per group 14 0 . 0 5 m g / k g 0 . 1 m g / k g 0 . 2 m g / k g 0 . 4 m g / k g

RA101495: Pharmacodynamics Strong Suppression of Hemolysis and Complement Activity After Single SC Injections Direct Hemolysis After a single dose, RA101495 exhibited a rapid dose-dependent inhibition of ex vivo hemolysis and suppression of complement activity in all subjects Maximum PD effect observed ~3h to ~ 6h after dosing A single dose of RA101495 at 0.4 mg/kg resulted in >90% suppression of hemolysis for at least 4 days in some subjects Sustained inhibition of hemolysis at highest dose suggests possibility of less frequent dosing MAC Immunoassay     %CH50 0 . 0 5 m g / k g 0 . 1 m g / k g 0 . 2 m g / k g 0 . 4 m g / k g 0 . 0 5 m g / k g 0 . 1 m g / k g 0 . 2 m g / k g 0 . 4 m g / k g 1 0 0 0 . 0 5 m g / k g 0 . 1 m g / k g 0 . 2 m g / k g 1 0 0 0 . 0 5 m g / k g 1 0 0 15 n=2 (0.05 mg/kg) or 4 (0.1-0.4 mg/kg) 0p.e1rmgrgo/ kugp s i s o l y s i s e m o l y s i s

RA101495: Phase 1 Study Multiple-Dose Cohort in Healthy Volunteers Randomized, double-blind, placebo-controlled, multiple-dose study of safety, PK, and PD in healthy volunteers 7 daily doses (8 days in-patient monitoring) n=6 Placebo n=2 0.2 mg/kg n=4 One center: Australia 16 Ciprofloxacin prophylaxis + Neisseria vaccination 4 week follow up to assess safety and collect PK/PD data Randomize

RA101495: PK Model Predicts Plasma Drug Levels In Phase 1 Multiple-Dose Cohort Modeling of non-human primates (NHP) and human (healthy volunteer) PK data accurately predicted observed results Consistent pharmacokinetics across all subjects with minimal variability in exposure At a 0.2 mg/kg dose level, RA101495 concentrations in plasma are expected to reach steady-state by day 11 (without a loading dose)    Model vs. Actual Mean Plasma RA101495 Levels n=4 17

RA101495: Pharmacodynamics Robust Suppression of Hemolytic Activity in Phase 1 Multiple-Dose Cohort Suppression of hemolysis and complement activity was rapid, near-complete and sustained across the dosing period in all subjects Inhibition of hemolysis activity at D8 (24h after receiving the last dose) was observed to be >97% in all subjects Hemolysis activity returned to pre-dose levels within two weeks following the last dose    n=2 (placebo) or 4 (0.2 mg/kg RA101495) dosed daily per group 18

RA101495 Protects Against Complement-Mediated Hemolysis of Type Dose response III PNH Erythrocytes Drug concentration No drug RA101495 No drug Eculizumab Flow cytometry Serum* Serum + HCl + Eculizumab (1 μM) Serum + HCl + RA101495 (1.2 μM) Serum + HCl Type III Type I+II *18h incubation of PNH RBCs with 50% acidified serum. PNH RBCs provided by Dr. Jaroslaw Maciejewski 19 Approx. 1 μM 101495 or Ecu (Note: Ecu is bivalent)

RA101495: Summary RA101495 is a potent inhibitor of complement C5, designed for convenient daily subcutaneous self-administration Single and repeat SC doses of RA101495 were well tolerated in healthy volunteers RA101495 displayed dose-dependent exposure and consistent and predictable pharmacokinetics, which were highly correlated with its pharmacodynamic effect (inhibition of hemolysis in ex vivo RBC lysis assay) The findings from single-and multi-dose administration studies confirm that daily dosing with RA101495 can achieve near-complete suppression of complement activity and hemolysis     Phase 2 trial in PNH patients (eculizumab-naïve and eculizumab-treated) will commence dosing shortly with data readouts planned mid-year and year-end 2017 Received a positive opinion for orphan drug designation from EMA COMP for RA101495 for the treatment of PNH   20

RA101495: PNH Planned Phase 2 Design Goal: To evaluate the safety, tolerability, efficacy, pharmacokinetics, and pharmacodynamics of RA101495 in subjects with PNH  Design: Open-label (12 weeks) with long-term extension  Global Program addressing 3 PNH populations  Eculizumab Naïve  Eculizumab Switch  Eculizumab Inadequate Responders  Primary Efficacy Endpoint: Change in lactate dehydrogenase (LDH)  21

RA101495: Planned Phase 2 Design D1 W2 W6 W12 Cohort A (naïve) n=8-12 Review of safety & efficacy 0.3mg/kg Loading Dose Evaluation period for primary efficacy endpoint (change in LDH from baseline to mean of W6-12) W6 Extension Study D1 W2 W12 Cohort B (switch) n=6-8 Review of safety & efficacy 0.3mg/kg Loading Dose Evaluation period for primary efficacy endpoint (change in LDH from baseline to mean of W6-12) D1 W2 W6 W12 Inadequate Responders (LDH > 1.5 x ULN) n=6-8 Extension Study Review of safety & efficacy 0.3mg/kg Loading Dose Evaluation period for primary efficacy endpoint (change in LDH from baseline to mean of W6-12) 22 0.1mg/ kg, q.d. 0.1mg/kg, q.d. or up-titrate to 0.3mg/kg United States 0.1mg/ kg, q.d. 0.1mg/kg, q.d. or up-titrate to 0.3mg/kg 0.1mg/ kg, q.d. 0.1mg/kg, q.d. or up-titrate to 0.3mg/kg ROW

Daily Dosing Allows Maintenance of a Stable Drug Level as Compared to Bolus, Biweekly Dosing Daily administration greatly reduces risk of drop in plasma drug levels below minimally efficacious level Daily Dosed Drug weekly Dosed Drug Minimum level needed to prevent hemolysis 0 14 28 Day 23 Plasma Drug Levels Bi

RA101495:

Potential Advantages of a Macrocyclic Peptide Inhibitor of C5

Ra Pharma

- **Highly predictable PK, robust PD effects**
  - Linear relationship between dose and C_{max}
  - Observed from Phase 1 data to maintain ≥97% hemolysis suppression at 24 hours after last dose
  - Weekly dosing considered feasible
- **Improved control of hemolysis (Daily vs. high-dose biweekly IV infusion)**
  - Sustained suppression: dosing designed for continuous suppression (vs. bolus IV and decay over 2 weeks)
- **Subcutaneous route of administration (vs. IV)**
  - Improved quality of life (Inconvenience and lack of freedom associated with IV infusion)
  - Reduced complications of IV infusion (Infection, venous access, thrombosis, comfort of ports)
  - Reduced treatment costs and reduced time/economic losses associated with home/clinic infusion
- **Expanded target population (Distinct binding site vs. eculizumab)**
  - Treatment of patients with R885H/C mutations
- **Synthetic product (non-recombinant)**
  - Non-biologic, essentially no risk of contamination by viruses and animal cell products
  - Treat patients with hypersensitivity to CHO-derived products
- **Novel mechanistic feature (vs. eculizumab)**
  - Potential to reduce complement damage mediated by other pathways

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RA101495:
A Well-Differentiated Profile For Treating PNH

	RA101495	ALN-CC5	Coversin	ALXN1210	LFG316	RO7112689	APL-2	ACH-4471
	Ra Pharma	Alnylam	AKARI Therapeutics	Alexion	Novartis	Roche	Apellis	Achillion
Chemistry	**Cyclic peptide**	RNAi	Tick saliva protein	mAb	mAb	mAb	Cyclic peptide	Small molecule
Target	**C5**	Liver C5 mRNA	C5	C5	C5	C5	C3	Factor D
Administration	**SC**	SC	SC	IV, SC	IV	IV, SC	SC	Oral
Frequency	**Daily, (Weekly)**	Weekly-monthly	2x daily	Every 8-weeks	Biweekly/ monthly	Unknown	Daily	2x daily
Stage	**Phase 2 ready**	Ph2	Ph2	Ph3	Ph2	Ph1/2	Ph1	Ph1
R885H/C Mutations	✓	✓	✓	×	✓	✓	✓	✓
Comments	**Rapidly and potently inhibits hemolysis** **Convenient dosing** **Favorable PK**	Not adequate for monotherapy Insufficient inhibition from targeting liver C5 only	Short half-life Immunogenicity No safety margin for missed doses	Extremely high doses FcRn recycling technology Potential saturation of FcRn	Similar profile to Soliris	FcRn and C5 sweeping technology Potential saturation of FcRn	Not adequate for monotherapy Increased risk of infection Very high doses	Significant LFT liability in Ph1 Increased risks of infection and breakthrough hemolysis

Additional PNH programs: Amgen (biosimilar), Regeneron (pre-clinical)

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Complement Regulation Pipeline 26

Building a Complement Inhibitor Franchise Technology enables development of a portfolio of C5 inhibitor candidates suitable for chronic or acute indications  Can vary PK properties and route of administration  Allows different pricing structures for different indications Life cycle extension plan for C5 inhibitors  Weekly (depot) formulation  Druggability of RA101495 binding site has been used to identify true small molecule inhibitors of C5 Leveraging RA101495 preclinical, CMC and Phase 1 data packages to efficiently pursue other indications in parallel:    Lupus Nephritis (LN) Refractory Myasthenia Gravis (rMG) – LN affects approximately 63,000 patients in the United States Approximately 10%-15% will develop end-stage renal disease, requiring a kidney transplant or initiation of dialysis – rMG affects approximately 9,000 patients in the United States Current therapies do not target injury caused by complement attack Inhibiting terminal complement activity may block complement–mediated damage – – – – Binding C5 may prevent progression of kidney disease in LN by blocking complement-mediated damage to kidney cells Applying mRNA Display platform to other targets (Factor D, C1)  Dry AMD/GA, orphan renal diseases (DDD and C3GN), autoimmune/CNS diseases  27

Next Generation of C5 Inhibitors: Orally Bioavailable Small Molecules Series of orally bioavailable (%F=30) small molecules that bind C5, inhibit its cleavage/activation (IC50 14 nM in sheep RBC lysis assay), and prevent hemolysis of PNH erythrocytes in a dose dependent manner  Serum + HCl + Eculizumab Serum + HCl + RAX-4110 Serum* Serum + HCl Type III Type I+II RAX-4110 concentration High resolution co-crystal structures of SM inhibitors bound to C5 available  Complete understanding of mechanism of action  Enables structure-guided optimization *18h incubation of PNH RBCs with 50% acidified serum. PNH RBCs provided by Dr. Jaroslaw Maciejewski  28

Therapeutic Use Of Factor D Inhibitors

- Factor D (**FD**) is a critical mediator of alternative pathway activation
- Cleaves Factor B bound to C3b, generating C3 convertase (C3bBb)



AMPLIFICATION LOOP
C3
C3a
B
C3b
FD
Ba
Bb
C3b
C3
C3a
C3b
C3b
Bb
C3b
C3b
C5
C5a
C5b
C6
C7
C8
C3b
C3 convertase
C3bBb
C3b
C5 convertase
C3bBbC3b
Membrane attack
complex

- **Potential indications:**
  - **Dense deposit disease/Membranoproliferative Glomerulonephritis type II/C3 Glomerulopathy (High priority)**
    - Uncontrolled activation of alternative pathway results in glomerular C3 deposition
    - Mutations/polymorphisms in complement genes associated with increased risk
  - **Dry age-related Macular Degeneration (High priority)**
    - Polymorphism in complement regulatory factor H is risk factor for AMD[1]
    - Positive Ph 2 data in geographic atrophy with anti-Factor D (Lampalizumab, Roche)
  - **Extravascular hemolysis in PNH patients treated with C5 inhibitor (Lower priority)**
    - Reduce C3 fragment coating on PNH RBCs and subsequent spleen phagocytosis (extravascular hemolysis, EVH)
    - Potential for increased risk of infection may limit investigator interest

1. Klein, R., et al, Science, 2005

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Factor D: Developing Multiple Molecules for Two Potential Value Streams Highly potent inhibitors (low nanomolar) Physical Properties Solubility and Stability (PBS, Plasma, and Log D etc. Vitreous) In vitro DMPK Microsomes, retinal pigmented epithelium stability, CYP profile (including retinal CYPs) Intravitreal (Dry AMD) Low plasma stability Lipophilic Vitreal solubility Microsomal and RPE stability Systemic/SubQ (DDD/C3GN) High plasma stability 30

Selective Inhibition of the Classical Pathway: C1 Macrocycle Project

C1 Complex and subunits


C1q
C1s
C1r

- **Multiple approaches to inhibition of C1 complex**
- **C1q has an emerging number of non-complement functions**
  - Clearance of apoptotic cells and immunogenic debris
  - Tolerance induction in dendritic cells
  - Anti-proliferative effect on T-Cells and inhibition of B-cell signaling
- **Ra macrocycle selections have targeted C1s specific and dual C1s/C1r binding peptides to potentially avoid broad non-complement effects of C1q**
  - Preclinical evaluation underway

Potential Indications and Competition

Indication	Incidence	Competition/Status
Cold agglutinin disease	~1 in 80,000	Anti-C1s TNT-009 (TrueNorth) / Ph1 Soliris (Alexion) / Ph2
Warm autoimmune hemolytic anemia	~1 in 100,000	Anti-C1s TNT-009 (TrueNorth) / Ph1 Fostamatinib (Rigel)-oral Syk inhibitor / Ph2 Rituximab (Roche) / Ph3
Neurodegenerative disease (AD, HD, ALS, GBS)	e.g. AD ~5.4 million in US as of 2015	Anti-C1q (Annexon) / Pre-clinical

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Financial Summary $117.8 million in cash and cash equivalents as of December 31, 2016  $105.4 million gross proceeds raised in October, 2016 initial public offering  $95.7 million net proceeds  Collaboration with Merck represents opportunity for additional milestone and royalty payments  Delivered orally-available cyclic peptides for a non-complement cardiovascular target with a large market opportunity, now in development at Merck $17.5M received to date; with additional potential milestones of up to $61.5M and royalties   32

Upcoming Clinical Milestones Regulatory and IRB approval for Phase 2 PNH program 1Q17 Site activation for Phase 2 PNH program 1H17 Commence dosing for Phase 2 PNH program 2Q17 Data readouts for Phase 2 PNH program Mid-and YE ‘17 Initiate Phase 2 study in rMG 2H17 Initiate Phase 2 study in LN 2H17 33

Investment Highlights Focused on complement-mediated diseases  Addressing rare hematologic, renal, neurologic indications, as well as ocular and autoimmune Lead clinical program: RA101495 for paroxysmal nocturnal hemoglobinuria (PNH)  Potent, synthetic macrocyclic peptide inhibitor of complement C5; Distinct binding site vs. eculizumab  Convenient self-administered subcutaneous dosing  Completed Phase 1 safety, PK, and PD study in healthy volunteers –Rapid, sustained, near complete suppression of hemolysis and complement activity  Received orphan drug designation from European Medicines Authority (EMA)  Phase 2: Regulatory clearance from FDA and ex-US agencies, IRB approvals received, site activation underway, dosing to commence shortly Powerful proprietary drug discovery engine  Enables application to diseases with high unmet medical need and/or for which only mAbs have previously been successful  Delivered orally-available peptides for a non-complement cardiovascular target with a large market opportunity in our collaboration with Merck    $117.8 million in cash and cash equivalents as of December 31, 2016  $105.4 million gross proceeds raised in October 2016 initial public offering  34

Contact: Jen Robinson Senior Director, Investor Relations & Corporate Communications jrobinson@rapharma.com 35